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                           JPMORGAN U.S. EQUITY FUNDS

                      JPMORGAN TRUST SMALL CAP EQUITY FUND
                                 (SELECT SHARES)

                         Supplement dated July 23, 2004
                       to the Prospectus dated May 1, 2004


     The information under the heading INVESTMENT PROCESS is hereby deleted in its entirety and replaced with the following:

     In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection.

     The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

     The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

     On behalf of the Fund, the adviser buys and sells securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear to be overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

     -    catalysts that could trigger a rise in a stock's price

     -    high potential reward compared to potential risk

     -    temporary mispricings caused by market overreactions


     Under THE FUND'S PAST PERFORMANCE section, the information with regard to the benchmark has changed as follows:

     The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the S&P SmallCap 600 Index and the Russell 2000(R) Index, each a broad-based index, and Lipper Small-Cap Core Funds Index, a broad-based index. In the past, the Fund has compared its performance to the S&P SmallCap 600 Index, but will now compare its performance to the Russell 2000(R) Index. The adviser believes that the Russell 2000(R) Index is more appropriate since it more accurately reflects the Fund's investment strategy.

   AVERAGE ANNUAL TOTAL RETURN (%)
   SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*
                                                                       PAST 1 YEAR       PAST 5 YEARS     PAST 10 YEARS
   --------------------------------------------------------------------------------------------------------------------
   SELECT CLASS SHARES
   Return Before Taxes                                                       35.20               2.97              6.75
   Return After Taxes on Distributions                                       34.89               1.43               N/A(1)
   Return After Taxes on Distributions and Sale of Fund Sales                23.29               1.97               N/A(1)
   --------------------------------------------------------------------------------------------------------------------
   RUSSELL 2000(R)INDEX^
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                       47.25               7.13              9.47
   --------------------------------------------------------------------------------------------------------------------
   S&P SMALLCAP 600 INDEX^
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                       38.79               9.67             11.36
   --------------------------------------------------------------------------------------------------------------------
   LIPPER SMALL-CAP CORE FUNDS INDEX^
   (REFLECTS NO DEDUCTION FOR TAXES)                                         40.90               9.39             11.11

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*   On 1/1/97, the Fund received the assets of a common trust fund which had been maintained by a predecessor of JPMorgan Chase Bank. The performance of the Fund before that date is based on the historical performance of that common trust fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

^   Investors cannot invest directly in an index.


The information under the heading THE PORTFOLIO MANAGERS is hereby deleted in its entirety and replaced with the following:

     The portfolio management team is led by a Christopher T. Blum, Vice President of JPMIM, and Dennis S. Ruhl, Vice President of JPMIM. Mr. Blum has been an employee of JPMIM or one of its affiliate since 2001. Previously, Mr. Blum worked for Pomona Capital in the valuation and acquisition of private equity assets. Mr. Ruhl has been an employee of JPMIM or one of its affiliate since 1999.

                                                                  SUP-TSCE-704